This Supplement is filed pursuant to Rule 497(d) with regard to

                             Equity Investor Fund
                     Defined Technology Portfolio Series 2
                            Defined Asset Funds(SM)

The text of the supplement to the Prospectus dated January 14, 1999 is as follows:

                       Supplement dated January 22, 1999
                   to Prospectus dated January 14, 1999, of
                             Equity Investor Fund
                     Defined Technology Portfolio Series 2
                            Defined Asset Funds(SM)
           ___________________________________________________________


You can buy units from the Sponsor or other broker-dealers. Some banks may offer units for sale through special arrangements with the Sponsor, although certain legal restrictions may apply. Employees of the Sponsor and Sponsor affiliates and non-employee directors of the Sponsor may purchase Units at a reduced sales charge. Dealers will be entitled to the concession stated below on Units sold or redeemed during the first year. On Units held in the second year, the dealer will be entitled to an additional concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more).

                                              Dealer Concession
                                              as a % of Public
Amount Purchased                               Offering Price
----------------                               --------------
Less than $50,000                                  2.00%
$50,000 to $99,999                                 1.80
$100,000 to $249,999                               1.45
$250,000 to $999,999                               1.25
$1,000,000 and over                                0.50


                                                                 32733 - 1/99